Exhibit 99.3

Sponsorship Letter for Offering

Issued by Haitong Securities Co., Ltd.

in Respect of

Initial Public Offering and Listing on the

STAR Market of Beijing Tongmei Xtal

Technology Co., Ltd.

Sponsor (Lead Underwriter)

(No.689 Guangdong Road, Shanghai)

July 2022

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Exhibit 99.3

Statement

Pursuant to the Company Law of the People’s Republic of China (hereinafter referred to as the “Company Law”), the Securities Law of the People’s Republic of China (hereinafter referred to as the “Securities Law”), the Administrative Measures on the Sponsorship of Securities Offering and Listing (hereinafter referred to as the “Sponsorship Administration Measures”), the Administrative Measures on the Registration of the Initial Public Offering of Stocks on the Science and Technology Innovation Board (for Trial Implementation) (hereinafter referred to as the “Registration Administration Measures”), the Rules on the Listing of Stocks on the Science and Technology Innovation Board of Shanghai Stock Exchange (hereinafter referred to as the “Listing Rules”) and other applicable laws, administrative regulations and rules of the China Securities Regulatory Commission (hereinafter referred to as the “CSRC”) and Shanghai Stock Exchange, the Sponsor and sponsor representatives issue this Sponsorship Letter for Offering in good faith and with due care in strict accordance with its business rules, industry practices and code of ethics that are formulated in accordance with the law, and warrant the authenticity, accuracy and completeness of the documents issued.

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Exhibit 99.3

Section I Basic information of this Securities Offering

I. Name of the Sponsor for this Securities Offering

Haitong Securities Co., Ltd. (hereinafter referred to as “Haitong Securities” or the “Sponsor”)

II. Sponsor representatives designated by the Sponsor and their practices in the sponsorship business

The Sponsor designates ZHONG Zhuke and WU Ting as sponsor representatives for the initial public offering and listing of shares of Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as the “Issuer”, the “Company” or “Beijing Tongmei”) on the STAR Market (hereinafter referred to as this “Offering”).

ZHONG Zhuke: a sponsor representative of this Project, a senior VP of the Investment Banking Headquarter of Haitong Securities. He has been engaged in the investment banking business since 2015. He has mainly participated in the private placement of HEAG, the major asset restructuring of GQY Video & Telecom, the IPO of CSII, the private placement of CSII on the ChiNext Market, the IPO of Hualian Porcelain Industry, the IPO of CAINA TECHNOLOGY, the major asset restructuring of DONGHAO LANSHENG, etc.

WU Ting: a sponsor representative of this Project, a senior manager of the Investment Banking Headquarter of Haitong Securities. He has been engaged in the investment banking business since 2017. He has mainly participated in the IPO of Shandong Jingdao Microelectronics, the public offering of Fengguang Precision Machinery on the NEEQ Select, etc.

III. Project assistant and other persons involved in this Project designated by the Sponsor

1. Project assistant and his practices in the sponsorship business

The Sponsor designates XI Hua as the project assistant for this Offering.

XI Hua: the project assistant of this Project, a senior manager of the Investment Banking Headquarter of Haitong Securities. He has been engaged in the investment

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Exhibit 99.3

banking business since 2020. He has mainly participated in the IPO of ACM Research, the IPO of Masteck, etc.

2. Other members of the project team

Other members of the project team of this Offering: ZHANG Bowen, LI Ling and WANG Jianwei

IV. Basic information of the Issuer of this sponsorship

Company Name (in Chinese):	北京通美晶体技术股份有限公司
Company Name (in English)	Beijing Tongmei Xtal Technology Co., Ltd
Legal Representative	MORRIS SHEN-SHIH YOUNG
Share Capital:	RMB 885,426,756
Date of Incorporation of Limited Company:	September 25, 1998
Date of Incorporation of Joint Stock Company	April 16, 2021
Domicile:	No. 4, East 2nd Street, Tongzhou Industrial Development Zone, Beijing
Scope of Business:

Production of monocrystalline polished wafers and related semiconductor materials and ultra-purity elements; R&D of monocrystalline polished wafers and related semiconductor materials and ultra-purity elements; sale of self-produced products; wholesale, commission-based agency (except auction) and import and export (not involving commodities under the state-owned trade management, and in case of involving any commodity subject to the quota or license management, the application shall be made therefor in accordance with applicable regulations of the State), providing consultation, technology and after-sales services. (The market entity independently chooses its businesses and carries out business activities in accordance with the law; for businesses that are subject to approval in accordance with the law, it will carry out business activities in accordance with the approved content after being approved by relevant authorities; it is not allowed to engage in business activities that are prohibited and restricted by the State and industrial policies of this city)

V. Type of this Securities Offering

Initial public offering and listing of shares of Beijing Tongmei Xtal Technology Co., Ltd. on the STAR Market.

VI. Plan on this Securities Offering

Type of shares	RMB-denominated ordinary shares (A-shares)

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Exhibit 99.3

Par value per share	RMB1.00 per share
Number of shares offered

Up to 98,390,000 shares will be offered in this public offering, representing at least 10.00% of the total share capital of the Company immediately after the completion of this Offering. No existing shareholder will publicly sell any share through this Offering

Post-offering total share capital	Up to 983,816,756 shares
Mode of pricing

The Issuer and the Lead Underwriter will inquire with professional institutional investors such as securities companies, fund management companies, trust companies, finance companies, insurance companies, qualified foreign institutional investors, and PE fund managers registered with the Securities Association of China, to determine the offering price of shares

Mode of offering	The shares will be offered through inquiry of and allocation to offline enquiry targets and online subscription, or in such other manner as approved by the securities regulatory authorities.
Targets of offering

Qualified enquiry targets and individuals, corporations and other investors who have opened accounts on the STAR Market of the Shanghai Stock Exchange, except for those prohibited by the applicable laws and regulations of the State.

Mode of underwriting	Standby underwriting
Proposed place of listing	Shanghai Stock Exchange

VII. Statement on whether there is any circumstance under which the Sponsor’s performance of its sponsorship duties in a fair manner may be affected

1. Haitong Innovation, Haitong New Driving Force and Haitong New Energy hold 1.4859%, 1.3373% and 0.5201% of the Issuer’s shares respectively. The fund manager of both Haitong New Driving Force and Haitong New Energy and the executive partner of Haitong New Driving Force is Haitong New Energy Private Equity Investment Management Co., Ltd. Haitong Innovation holds 49.40% equity interest in Haitong New Energy, Haitong Capital Co., Ltd. holds 0.50% and 19.33% equity interest in Haitong New Energy and Haitong New Driving Force respectively. Both the indirect shareholder of Haitong New Energy Private Equity Investment Management Co., Ltd. and the controlling shareholder of Haitong Capital Co., Ltd. and Haitong Innovation is Haitong Securities.

The Sponsor will arrange relevant subsidiaries to participate in the strategic placement of the Issuer in this Offering in accordance with relevant rules of the Exchange.

Except for the above, neither the Sponsor nor any of its controlling shareholder, actual controller, or significant related parties holds any share in the Issuer or any of its controlling

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Exhibit 99.3

shareholder, actual controller, or significant related parties.

2. Neither the Issuer nor any of its controlling shareholder, actual controller, or significant related parties holds any share in the Sponsor or any of its controlling shareholder, actual controller, or significant related parties;

3. None of the sponsor representatives and their spouses, directors, supervisors and senior executives of the Sponsor holds any share in the Issuer or any of its controlling shareholder, actual controller or significant related parties, or holds a position in the Issuer or any of its controlling shareholder, actual controller or significant related parties;

4. There is no mutual security, financing or any other relationship between the controlling shareholder, actual controller or significant related parties of the Sponsor and the controlling shareholder, actual controller or significant related parties of the Issuer;

5. There is no other related party relationship between the Sponsor and the Issuer.

VIII. Internal review procedure and opinion of the Sponsor on this Securities Offering and listing

(I) Internal review procedure

With respect to this Offering, Haitong Securities has completed the three-stage procedure, i.e., project review, application review and internal review.

1. Project review

The Sponsor reviewed the sponsored project by way of the sponsored project review committee (hereinafter referred to as the “Project Review Committee”), and the members of the review committee will vote on the project on the basis of their independent judgment to determine whether the project should be approved or not. The specific procedure thereof is as follows:

(1) Each securities offering project that is proposed to be recommended by Haitong Securities as a sponsor to the CSRC and the Shanghai Stock Exchange shall be initiated in accordance with the Implementation Rules on the Review of Sponsored Projects of Haitong Securities Co., Ltd.

(2) The project team is responsible for preparing the project application documents.

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The project application documents of the project team shall be submitted to the quality control department after such documents have been approved by the person in charge of the project and the relevant leader; the quality control department will review and issue an audit opinion which will be submitted to the project review meeting for review; the project will be initiated after the project review meeting has reviewed and approved it.

(3) A complete project team shall be established for the project that has been approved to be initiated, to carry out due diligence and document production, establish and improve working drafts of the project due diligence.

2. Application review

The Sponsor reviewed the sponsored project by way of the sponsored project application review committee (hereinafter referred to as the “Application Review Committee”). The members of the review committee vote on the project on the basis of their independent judgment and decide whether the project is submitted to the company for internal review. The specific procedure is as follows:

(1) Before the project team applies to commence the application review procedure, it must complete the acquisition and collection of work drafts generated during the on-site due diligence phase and submit them to the quality control department for acceptance. If such working drafts are accepted, the project team may apply for commencing the review process of the application review meeting.

(2) The project team is required to go through the project application review procedure after the application documents for the offering are completed and before the application for the internal review is made. The application review shall be submitted by the project team and submitted to the quality control department after it has been reviewed and approved by the sponsor representatives and the relevant leader. The quality control department will issue a review opinion which will be submitted to the application review meeting for consideration.

(3) For a project that has been reviewed and approved by the application review meeting, the project team shall promptly improve the application documents for the offering in accordance with the modification advice of the review meeting and submit the

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application documents for the internal review to the internal review department as required and apply for the internal review.

3. Internal review

The internal review department is an internal review department in relation to the investment banking business of the Sponsor, and is responsible for the daily affairs of the internal review committee (hereinafter referred to as the “Internal Review Committee”) of the investment banking business of Haitong Securities. The internal review department carries out the output management and terminal risk control of investment banking projects by way of company-level review and performs the duty of finally approving and determining the submission, reporting, issuance or disclosure of materials and documents in the name of the company. The Internal Review Committee performs its duties by holding internal review meetings and decides whether to recommend to the CSRC and the Shanghai Stock Exchange the offering and listing of shares, convertible bonds and other securities of an issuer. The members of the Internal Review Committee independently present their opinions based on their respective duties. The specific workflow is as follows:

(1) The investment banking department will submit all the application documents to the internal review department, if the relevant materials are not complete, they will not be accepted. The list of application documents to be submitted shall be determined by the internal review department.

(2) The internal review department is responsible for the pre-review of application documents before they are submitted to the Internal Review Committee.

(3) The internal review department is responsible for delivering the application documents to the members of the Internal Review Committee and notifying the time of internal review meetings, and the application documents will be reviewed by the members of the Internal Review Committee.

(4) The internal review department carries out its reviews in accordance with the Rules on the Review of Investment Banking Projects of Haitong Securities Co., Ltd.

(5) Hold internal review meetings to review projects.

(6) The internal review department summarizes and sorts out the review opinions of

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Exhibit 99.3

the members of the Internal Review Committee, and feeds them back to the investment banking department and project staff.

(7) The investment banking department and project staff shall respond to the internal review opinions and perform supplementary due diligence (if necessary) based on the internal review opinions and modify the application documents accordingly.

(8) The internal department reviews the responses to and implementation of the internal review opinions.

(9) The members of the Internal Review Committee independently exercise their voting rights and cast their votes, and the internal review body makes internal review decisions which will be signed and confirmed by the members of the Internal Review Committee who are present at the meetings.

(10) A project that has been approved by the Internal Review Committee at a meeting through voting must go through the company’s internal approval procedure before being submitted to any third party.

(II) Opinion of the Internal Review Committee

On December 2, 2021, the Internal Review Committee of the Sponsor held an internal review meeting on the application for an initial public offering and listing of shares of Beijing Tongmei Xtal Technology Co., Ltd on the STAR Market. After voting, the Internal Review Committee considered that the Issuer’s application documents are in compliance with the requirements contained in the relevant laws, regulations, and normative documents in relation to initial public offerings and listings on the STAR Market, and agreed to recommend the Issuer’s shares to be offered and listed.

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Section II Undertakings of the Sponsor

The Sponsor undertakes that:

I. The Sponsor has conducted due diligence and prudential verification on the Issuer, its controlling shareholder, and actual controller in accordance with laws, administrative regulations, and the rules of the CSRC and the Shanghai Stock Exchange, and agrees to recommend the Issuer’s securities to be offered and listed, and accordingly issue this Sponsorship Letter for Offering.

II. Through the due diligence and prudential verification of application documents, the Sponsor:

1. has sufficient reasons to believe that the Issuer complies with laws and regulations and the relevant rules of the CSRC and the Shanghai Stock Exchange with respect to the offering and listing of securities;

2. has sufficient reasons to believe that the Issuer’s application documents and information disclosure materials have no false record, misleading representation or material omission;

3.  has sufficient reasons to believe that the Issuer and its directors have sufficient and reasonable basis for expressing opinions in the application documents and information disclosure materials;

4. has sufficient reasons to believe that there is no substantial difference between the application documents, information disclosure materials and opinions expressed by the securities service agencies;

5. warrants that the designated sponsor representatives and relevant staff members of the Sponsor are diligent and responsible and have conducted due diligence and prudential verification on the Issuer’s application documents and information disclosure materials;

6. warrants that the Sponsorship Letter and other documents in relation to its performance of sponsorship duties have no false record, misleading representation or material omission;

7. warrants that the professional services and professional opinions provided to the

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Exhibit 99.3

Issuer are in compliance with laws, administrative regulations, rules of the CSRC and industry standards;

8. voluntarily accept the regulatory measures imposed by the CSRC in accordance with the Administrative Measures on the Sponsorship of Securities Offering and Listing;

9. other matters as required by the CSRC.

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Exhibit 99.3

Section III Recommendations for this Securities Offering

I. Decision-making procedure performed for this Securities Offering

The Sponsor has verified the implementation of the decision-making procedure for this Offering on an item-by-item basis. Upon verification, the Sponsor considers that the Issuer has fulfilled the decision-making procedure as stipulated in the Company Law, the Securities Law and the Registration Administration Measures and the provisions of the CSRC and the Shanghai Stock Exchange, the details of which are specified as follows:

1. Process of review by the board of directors

On November 29, 2021, the Company held the seventh meeting of the first board of directors, reviewed and passed the Proposal on the Company’s Initial Public Offering and STAR Market Listing of Shares, the Proposal on the Use of Funds Raised by the Company’s Initial Public Offering of Shares, the Proposal on the Plan Concerning the Distribution of Profits Accumulated Before the Company’s Initial Public Offering of Shares, the Proposal on Requesting the General Meeting of Shareholders to Authorize the Board of Directors to Deal with the Specific Matters in relation to the Company’s Initial Public Offering and STAR Market Listing of Shares and other proposals in relation to this Offering and listing.

2. Process of review by the general meeting of shareholders

On December 15, 2021, the Company held the second extraordinary general meeting of shareholders in 2021, reviewed and passed the Proposal on the Company’s Initial Public Offering and STAR Market Listing of Shares, the Proposal on the Use of Funds Raised by the Company’s Initial Public Offering of Shares, the Proposal on the Plan Concerning the Distribution of Profits Accumulated Before the Company’s Initial Public Offering of Shares, the Proposal on Requesting the General Meeting of Shareholders to Authorize the Board of Directors to Deal with the Specific Matters in relation to the Company’s Initial Public Offering and STAR Market Listing of Shares and other proposals in relation to this Offering and listing.

II. Description of the satisfaction by the Issuer of the positioning of the STAR Market

(I) Issuer satisfies the requirement of the STAR Market for industry

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The Company are mainly engaged in the R&D, production and sale of InP substrates, GaAs substrates, germanium substrates, PBN materials (PBN crucible, PBN plate, etc.) and high-purity materials (high-purity gallium with the purity of 6N, 7N and 8N, gallium-magnesium alloy, indium-magnesium alloy, etc.).

According to the Guidelines on the Industrial Classification for the Listed Companies (2012 Revision) of the CSRC, the Company is classified into the “C39 computer, communication and other electronic equipment manufacturing industry” under “C manufacturing industry”. According to the Industrial Classification for National Economic Activities (GB/T 4754-2017) of the Standardization Administration, the Company is classified into the “C398 manufacturing of electronic components and special-purpose electronic materials” under the “C39 computer, communication and other electronic equipment manufacturing industry”.

In addition, according to the Classification of Strategic Emerging Industries (2018) (No.23 Order of the National Bureau of Statistics) of the National Bureau of Statistics, the main products of the Company are classified into “1.2.3 Manufacturing of high energy storage and critical electronic materials” and “3.4.3.1 Manufacturing of semiconductor crystals”.

Semiconductor materials, as an important part in the upstream of the semiconductor industry chain, play a key role in the manufacturing of semiconductor products like integrated circuits and discrete devices, and have great significance in the upgrade of the industrial structure of China and the development of national economy. In order to promote the development of the semiconductor industry, strengthen the ability of industrial innovation and international competitiveness, propel the transformation of traditional industries and product upgrades, and further promote the continued, rapid and healthy development of the national economy, China has introduced a series of policies to encourage and support the development of the semiconductor industry in recent years, creating a sound policy environment for the development of the semiconductor industry.

Upon verification, the industry where the Issuer operates is the industry of “manufacturing of semiconductor materials”, which fall into the industry specified under Article 3 of Tentative Provisions for Application for and Recommendation of Listing of Enterprises on the STAR Market of the Shanghai Stock Exchange, which stipulates that

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“(1) the new generation of information technology, mainly including semiconductor and integrated circuit, electronic information, next-generation information networks, artificial intelligence, big data, cloud computing, software, Internet, IoT, smart hardware, etc.”; the main business of the Issuer is in line with the industry into which the Issuer is classified, and there is no significant difference with the industry into which its comparable companies are classified.

(II) Verification on the Issuer’s satisfaction of the requirement for science and technology innovation attributes

The Company’s aggregate R&D expenses in 2019, 2020 and 2021 amount to RMB 162,101,000, accounting for 8.52% of the aggregate operating revenue in the past three years, the aggregate R&D expenses in the last three years account for more than 5% of the aggregate operating revenue in the last three years, the Company therefore satisfies the requirement set forth in Article 1(1) of the Guide on Assessment of Science and Technology Innovation Attributes (for Trial Implementation).

As of December 31, 2021, the Company’s R&D personnel account for 13.40% of the total number of employees, R&D personnel account for no less than 10% of the total number of employees in relevant year, the Company therefore satisfies the requirement set forth in Article 1(2) of the Guide on Assessment of Science and Technology Innovation Attributes (for Trial Implementation).

As of June 30, 2022, the Company owns 52 issued invention patents in China, and 9 invention patents abroad; and the Issuer’s revenue from products using core technologies accounted for 99.99%, 99.99% and 99.61% of the operating revenue in 2019 to 2021 respectively, there are more than 5 invention patents (including national defense patents) from which the main business income is derived, the Company therefore satisfies the requirement set forth in Article 1(3) of the Guide on Assessment of Science and Technology Innovation Attributes (for Trial Implementation).

The Company’s operating revenue was RMB 462‚226‚800, RMB 583‚170‚400 and RMB 857,345,200 in 2019, 2020 and 2021 respectively, the operating revenue of the Company in the most recent year is more than RMB 300,000,000, the Company therefore satisfies the requirement set forth in Article 1(4) of the Guide on Assessment of Science

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and Technology Innovation Attributes (for Trial Implementation).

As of June 30, 2022, the Company owned 61 invention patents, including 52 issued invention patents in China and 9 invention patents abroad, a total of 52 upon deduplication; there are 52 invention patents (including national defense patents) in total which constitute the Company’s core technologies and relate to the Company’s main business income (upon deduplication). Those patents are used for monocrystal growth, wafer cutting, edge trimming, grinding, polishing, cleaning and other processes, the production of PBN materials and other high-purity materials, and other main processes, and conform to Article 6 of the Tentative Provisions for Application for and Recommendation of Listing of Enterprises on the STAR Market of the Shanghai Stock Exchange (April 2021 Revision).

To sum up, the Company complies with Article 5 of the Tentative Provisions for Application for and Recommendation of Listing of Enterprises on the STAR Market of the Shanghai Stock Exchange (April 2021 Revision), and complies with the provision that “there are more than 50 invention patents (including national defense patents) which constitute core technologies and relate to the main business revenue” under Article 6.

(III) Upon verification, the Sponsor considers that the Issuer owns the science and technology innovation attributes, and accordingly satisfies the positioning of the STAR Market.

III. This Securities Offering meets the issuance conditions stipulated by the Securities Law

The Sponsor has verified the Issuer’s compliance with the Securities Law on a case-by-case basis regarding the IPO of new shares. Upon verification, the Sponsor believes that the Issuer’s current offering complies with the issuance conditions stipulated by the Securities Law. Details are as follows:

1. The Issuer has a sound and well-functioning organizational structure

The Issuer’s Articles of Association are legal and valid, and the Board of Shareholders, Board of Directors, Board of Supervisors and independent directors have sound systems and are able to perform their duties effectively according to law; the Issuer has the functional departments required for business operation, which are running well.

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The Issuer has a sound and well-functioning organizational structure, which is in compliance with Clause 1 (1) of Article 12 of the Securities Law.

2. The Issuer has the ability to continue its operation

In 2019, 2020 and 2021, the Issuer achieved operating revenues of RMB 462,226,800, RMB 583,170,400 and RMB 857,345,200 respectively. The net profits attributable to shareholders of the parent company were RMB -33,389,000, RMB 48,221,900, and RMB 94,587,600 respectively.

The Issuer’s current main scope of business or investment can guarantee its sustainable development. Its business model and investment plans are stable, its market prospects are sound, and there are no existing or foreseeable major adverse changes in the industry’s business environment or market demand.

The Issuer has the ability to continue its operation and meets the provisions under Clause 1 (2) of Article 12 of the Securities Law.

3. An unqualified audit report has been issued regarding the Issuer’s financial statements for the past three years

Ernst & Young Hua Ming Certified Public Accountants (Special General Partnership) has issued an unqualified audit report on the Issuer’s financial statements for the past three years. Ernst & Young Hua Ming Certified Public Accountants (Special General Partnership) believes that in all material aspects, Beijing Tongmei’s financial statements are prepared based on the Accounting Standards for Business Enterprises and fairly reflect Beijing Tongmei’s merger and the Company’s financial status on December 31, 2019, December 31, 2020 and December 31, 2021 as well as the merger and the Company’s operating results and cash flow for 2019, 2020 and 2021.

An unqualified audit report has been issued regarding the Issuer’s financial statements for the past three years, which complies with the provisions under Clause 1 (3) of Article 12 of the Securities Law.

4. The Issuer, as well as its controlling shareholder and actual controller, has not committed corruption, bribery, embezzlement of properties, misappropriation of properties, disruption of the order of the socialist market economy or any other crimes in the past three

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years

The Issuer has no actual controller, and the Issuer and its controlling shareholders have conscientiously implemented relevant national and local laws and regulations in the past three years, without committing corruption, bribery, embezzlement of properties, misappropriation of properties, disruption of the order of the socialist market economy or any other crimes.

The Issuer abides by the provisions under Clause 1 (4) of Article 12 of the Securities Law.

To sum up, the Sponsor believes that the Issuer meets the issuance conditions stipulated by the Securities Law.

IV. This Securities Offering meets the issuance conditions stipulated by the Administrative Measures for Registration

The Sponsor has verified terms related to the Issuer and the issuance on a case-by-case basis in accordance with the Administrative Measures for Registration. Upon verification, the Sponsor believes that the Issuer’s current offering complies with relevant regulations of the CSRC on IPO and listing on the STAR Market. The Sponsor’s conclusive opinions, verification process and factual basis are as follows:

(I) The subject qualification of the Issuer

The Issuer is a joint stock limited company established according to law and has been in the “going concern” status for more than 3 years with a sound and well-functioning organizational structure, and its relevant organizations and personnel can perform their duties legally.

Where a limited liability company is transformed into a joint stock limited company by converting its original net book asset value into shares as a whole, the duration of the “going concern” status may be counted from the date of incorporation of the limited liability company.

1. The Sponsor has reviewed the Issuer’s industrial and commercial files, business license and other relevant materials. On September 9, 1998, the Foreign Economic Relations and Trade Commission, Tongzhou District, Beijing issued the Official Reply on

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Contracts, Articles of Association and Composition of the Board of Directors Regarding the Incorporation of Beijing Tongmei Xtal Technology Co., Ltd ([1998] Tong Wai Jing Mao Fa No. 93), which agreed to the incorporation of Beijing Tongmei Xtal Technology Co., Ltd. (predecessor of the Issuer, hereinafter referred to as “Tongmei Limited”) as a joint venture incorporated by Head Office of Tongzhou Industrial Development Zone, Beijing and AXT, with a registered capital of USD 3.06 million. On September 15, 1998, the Beijing Municipal People’s Government issued the Certificate of Approval for Foreign-Invested Enterprises of the People’s Republic of China to Tongmei Co., Ltd. (Wai Jing Mao Jing Zi [1998] No. 00455). On September 25, 1998, Tongmei Limited obtained the Business License for Corporate Legal Person issued by the State Administration for Industry and Commerce.

On April 16, 2021, with the unanimous consent of all the promoters at the Issuer’s founding conference, the audited net assets of Tongmei Limited of RMB 1,345,479,418 as of January 31, 2021 would be converted into 885,426,756 shares at the ratio of 1:0.6581, and the remaining RMB 460,052,662 was accrued to the capital reserve, to initiate the incorporation of Beijing Tongmei Xtal Technology Co., Ltd by way of overall change. On April 16, 2021, the Market Supervision Administration of Tongzhou District, Beijing issued a new business license (unified social credit code: 91110000700004889C).

To sum up, the Issuer is a joint stock limited company incorporated and validly existing in accordance with the provisions under Article 10 of the Administrative Measures for Registration.

2. The Issuer has been transformed into a joint stock limited company through the conversion of the former limited company’s net book asset value into shares as a whole. The Company has been running continuously for more than three years as of the date of incorporation of the limited company, which complies with the provisions under Article 10 of the Administrative Measures for Registration.

(II) The Issuer’s finance and internal control

The accounting standards of the Issuer as well as the preparation and disclosure of its financial statements comply with the Accounting Standards for Enterprises and relevant information disclosure rules, and fairly reflect the Issuer’s financial status,

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operating results and cash flow in all material aspects, regarding which a certified public accountant have issued an unqualified audit report.

The Issuer’s internal control system is sound and effectively implemented, which can reasonably guarantee the Company’s operational efficiency, legal compliance as well as the reliability of its financial statements, and an unqualified internal control verification report has been issued by a certified public accountant.

1. The Sponsor has reviewed the Issuer’s relevant financial management system and confirmed the Issuer’s accounting standards; Ernst & Young Hua Ming Certified Public Accountants (Special General Partnership) issued a standard unqualified Audit Report, and in all material aspects, the Issuer’s financial statements are prepared based on the Accounting Standards for Business Enterprises and fairly reflect the Issuer’s financial status, operating results and cash flow during the reporting period, and comply with Clause 1, Article 11 of the Administrative Measures for Registration.

2. The Sponsor has reviewed the Issuer’s internal control system and confirmed that the Issuer’s internal control is effective in all material aspects. Ernst & Young Hua Ming Certified Public Accountants (Special General Partnership) issued the “Internal Control Audit Report, stating that “As of on December 31, 2021, Beijing Tongmei’s internal control regarding financial statements specified in the internal control report has effectively maintained the internal control regarding financial statements established in accordance with the Basic Standards for Enterprise Internal Control (Cai Kuai [2008] No. 7) in all material aspects.” It complies with the provisions of Clause 2, Article 11 of the Administrative Measures for Registration.

(III) The Issuer’s “going concern” status

The Issuer has a complete business system and has the ability to operate independently and continuously in the market:

1. The assets are complete, the business and personnel, finance and organizations are independent, and there is no horizontal competition with controlling shareholders, actual controllers and other companies controlled thereby that would have material adverse effects on the Issuer or related-party transactions

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that seriously affect independence or that are obviously unfair.

To gain an in-depth understanding of the Issuer’s business model, the Sponsor has reviewed the Issuer’s major contracts, interviewed major clients and suppliers through on-site visits and videos, and had interviews with the Issuer’s major functional departments, senior officers and controlling shareholders, so as to understand the Issuer’s organizational structure, business process and actual operating conditions. The Sponsor has confirmed that the Issuer has a complete business system and has the ability to operate independently and continuously in the market. Upon verification, the Issuer’s assets are complete, the business and personnel, finance and organizations are independent, which comply with the provisions under Clause 1, Article 12 of the Administrative Measures for Registration.

2. The Issuer’s main business, control rights, management team and core technical personnel are stable. There have been no major adverse changes in its main business, directors, senior officers or core technical personnel in the past two years; the ownership of the Issuer’s shares held by shareholders controlled by the controlling shareholders, controlled shareholders and actual controllers is clear. The controller has not been changed in the past two years, and there are no major ownership disputes that may lead to any change of the control right.

The Sponsor has reviewed the Issuer’s Articles of Association, resolutions and minutes of meetings of the Board of Directors and general meetings, reviewed the industrial and commercial registration documents, reviewed the Issuer’s financial statements, and confirmed the stability of the Issuer’s main business, management team and core technical personnel; There have been no major adverse changes in its main business, directors, senior officers or core technical personnel in the past two years; the ownership of the Issuer’s shares held by shareholders controlled by the controlling shareholders and controlled shareholders is clear. The controller has not been changed in the past two years, and there are no major ownership disputes that may lead to any change of the control right. The Issuer abides by Clause 2, Article 12 of the Administrative Measures for Registration.

3. The Issuer does not have any major ownership disputes on main assets, core technologies, trademarks, etc., major debt repayment risks, major guarantees,

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Exhibit 99.3

litigations, arbitrations and other contingencies, or major changes in the business environment that have occurred or will occur and other issues that have material adverse impact on the Issuer’s “going concern” status.

The Sponsor has reviewed the ownership documents of the Issuer’s main assets, core technologies, trademarks, etc., and confirmed that the ownership of the Issuer’s main assets, core technologies, trademarks, etc., is clear, and there are no major ownership disputes. The Sponsor has obtained the Issuer’s relevant credit record documents from the bank, and checked the Issuer’s relevant litigation and arbitration documents. The Issuer has no major debt repayment risks, and has no guarantees, litigations, arbitrations and other major contingencies that have impact on the “going concern” status.

The Sponsor has reviewed and analyzed relevant industry research materials, industry analysis reports, industry development plans formulated by competent industry authorities, etc., interviewed the Issuer’s senior officers, verified and analyzed the Issuer’s operating materials, financial statements, audit reports, etc., and confirmed that there are no major changes in the business environment that have occurred or will occur and other issues that have material adverse impact on the Issuer’s “going concern” status. The Issuer abides by Clause 3, Article 12 of the Administrative Measures for Registration.

(IV) Standardized operation of the Issuer

1. The Issuer’s production and operation comply with laws and administrative regulations, and comply with national industrial policies.

The Sponsor has reviewed the Issuer’s Articles of Association, reviewed relevant laws and regulations of the industry and national industrial policies, reviewed various government permits, title certificates or approval documents required for the production and operation of the Issuer, checked the Issuer’s production and operation premises, confirmed the Issuer’s main scope of business is the production of single crystal polished wafers and related semiconductor materials and ultra-pure elements; R&D of single crystal polished wafers and related semiconductor materials and ultra-pure elements; sale of its own products; wholesale of semiconductor materials and products, commissioned agency services (except auction), import and export (not involving commodities under state-owned trade management, any commodities involving quota and license management shall be

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Exhibit 99.3

subject to application in accordance with relevant national regulations); provision of consulting, technology and after-sales services. The Issuer’s production and operation comply with laws, administrative regulations and the Company’s Articles of Association, and comply with national industrial policies. Therefore, the Issuer abides by the Clause 1, Article 13 of the Administrative Measures for Registration.

2. In the past 3 years, the Issuer and its controlling shareholders and actual controllers have not committed corruption, bribery, embezzlement of properties, misappropriation of properties, disruption of the order of the socialist market economy or any other crimes, and have not committed any fraudulent issuance, major information disclosure violation or other major violations of the law involving national security, public safety, ecological safety, production safety, public health and safety and other areas.

No Directors, supervisors and senior officers have been subject to any administrative penalties imposed by the CSRC in the past three years, or have been investigated by the judicial organ for suspected crimes, or have been investigated by the CSRC for suspected violations of laws and regulations, which are still pending.

The Sponsor has obtained the explanation of the Issuer and its controlling shareholders regarding violations of laws and regulations, obtained documentary evidence issued by relevant departments and legal opinions issued by overseas lawyers, and confirmed that the Issuer and its controlling shareholders have not committed corruption, bribery, embezzlement of properties, misappropriation of properties, disruption of the order of the socialist market economy or any other crimes, and have not committed any fraudulent issuance, major information disclosure violation or other major violations of the law involving national security, public safety, ecological safety, production safety, public health and safety and other areas. Therefore, the Issuer abides by the Clause 2, Article 13 of the Administrative Measures for Registration.

The Sponsor has reviewed the announcements of the CSRC and the Stock Exchange, interviewed the Issuer’s directors, supervisors and senior officers, and obtained declaration documents from relevant personnel, and confirmed that no Directors, supervisors and senior officers have been subject to any administrative penalties imposed by the CSRC in

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Exhibit 99.3

the past three years, or have been investigated by the judicial organ for suspected crimes, or have been investigated by the CSRC for suspected violations of laws and regulations, which are still pending. Therefore, the Issuer abides by the Clause 3, Article 13 of the Administrative Measures for Registration.

V. Verification of the filing of the Issuer’s private equity investment fund filing

Upon verification by the Sponsor, as of the date of this Letter, the Issuer’s shareholders Haitong New Driving Force Equity Investment Fund Partnership (Limited Partnership), Liaoning Haitong New Energy Low-Carbon Industry Equity Investment Co., Ltd., Fujian Province Anxin Industry Investment Fund Partnership (Limited Partnership), Jinggangshan Meicheng Equity Investment Partnership (Limited Partnership), Hefei Walden II IC Industry Investment Partnership (Limited Partnership) (Limited Partnership), Qingdao Xinxingyi Equity Investment Fund Partnership (Limited Partnership) , Shangrong Baoying (Ningbo) Investment Center (Limited Partnership), Xiamen Heyongzhicheng Equity Investment Partnership (Limited Partnership) and Liaoning Zhuomei High-Tech Equity Investment Fund Partnership (Limited Partnership) are private equity investment funds regulated by the private equity fund rules, and the foregoing entities have already gone through the registration of fund managers and the filing of private equity investment funds.

VI. Verification conclusion of the Issuer’s operating status after the deadline for audit

Upon verification, the Sponsor considers that: during the period from the deadline for the audit of financial statements to the issuance sponsorship date, the Issuer is in good operating conditions, there are no major changes in the Issuer’s business model, the purchase scale and purchase prices of major raw materials, the production model, sales scale and sales prices of major products, the composition of major clients and suppliers and major tax policies, and there are no other major matters that may affect the judgment of investors.

VII. Main risks of the Issuer

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Exhibit 99.3

(I) Relevant risks in the listing of the Company and its controlling shareholder AXT respectively on the STAR Market and NASDAQ

After the current listing of the Company’s A-shares, the Company and its controlling shareholder AXT will respectively be listed on the STAR Market and NASDAQ. The Company and AXT shall abide by laws and regulations and listing supervision requirements of regulatory authorities of the two places Meanwhile. Information that needs to be disclosed publicly according to law shall be disclosed at both places Meanwhile.

Due to differences in laws and regulations as well as regulatory concepts between China and the United States, the Company and AXT are governed by different accounting standards and different regulatory requirements. Thus, there will be certain differences in specific accounting treatments and financial information disclosure. Meanwhile, due to differences in information disclosure requirements for listed companies raised by the securities regulatory authorities as well as differences in languages, cultures and expression habits, differences in the composition of investors and investment philosophies in China and the United States and differences in the specific conditions of the capital market, there may be differences between the stock price of the Company listed on the STAR Market and that listed on NASDAQ. This difference and AXT’s stock price fluctuations may affect the stock price of the Company listed on the STAR Market.

On December 18, 2020, the Holding Foreign Companies Accountable Act became law officially in the United States. It is stipulated by the “Holding Foreign Companies Accountable Act” that, starting from 2021, if the U.S. Securities and Exchange Commission (hereinafter referred to as the “SEC”) determines that a foreign company listed in the United States has hired any foreign (as opposed to the U.S., the same below) auditor that cannot be inspected by the U.S. Public Company Accounting Oversight Board (hereinafter referred to as “PCAOB”) for three consecutive years, the SEC will prohibit its securities registered in the U.S. from being traded on any U.S. national securities exchange (such as the NASDAQ or NYSE) or through over-the-counter trading.

If the annual audit report of a company listed in the U.S. is issued by a foreign accounting firm, and the PCAOB is unable to conduct or fully conduct an inspection or investigation on such accounting firm due to the position of such foreign government, the SEC will identify such listed company and include it in the identified issuer list, that is, the

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Exhibit 99.3

list of pre-delisted companies. If a listed company is included in the list of pre-delisted companies for three consecutive years, the SEC will prohibit such company from trading its shares in any U.S. securities market.

As of the signing date of this Prospectus, AXT has not been included by the PCAOB in the list of pre-delisted companies.

AXT has disclosed in the Risk Factors chapter of its released 2021 Annual Report (FORM 10-K) the risk of being included by PCAOB in the list of pre-delisted companies. AXT believes that the possibility of its being included in the list of pre-delisted companies still cannot be ruled out.

(II) Integration of subsidiaries and management risks

During the reporting period, the Company completed the acquisition of Chaoyang Tongmei, Baoding Tongmei, Chaoyang Jinmei, Nanjing Jinmei, Beijing Boyu, AXT-Tongmei and other companies through the merger of companies under the same control. Such companies are mainly engaged in the R&D, production and sale of GaAs substrates, PBN materials and other high-purity materials, as well as overseas purchase and overseas sale of semiconductor substrate materials, mainly in the United States. After the merger of the above subjects, the Company carried out their integration in operation management, R&D activities and other aspects. As of now, the business has been operated for over 12 months since the reorganization, and the operation is in good condition. However, if the Company fails to effectively implement the integration and management of the subsidiaries it holds, the Company’s future business activities may be affected to some extent.

(III) Dependence on some key raw material suppliers and risk in raw material price fluctuations

The main raw materials required for the Company’s production include gallium metal, germanium ingots, quartz materials, high-purity arsenic, indium phosphide polycrystalline, boron trichloride, etc. The cost of raw materials accounts for a relatively high proportion in the production cost, and their price fluctuations will have certain impact on the Company’s performance. The Company usually purchases the foregoing main raw materials through purchase orders. As the above raw materials are not bulk commodities and there are few suppliers in the market, the Company relies on some key raw material suppliers to a certain extent, and the relevant suppliers may be unable to guarantee the long-

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Exhibit 99.3

term stable supply of the raw materials to the Company, so that the Company’s production and operation will be affected, leading to the failure to deliver products in time. In addition, the delayed supply of raw materials by a supplier may increase the production cost of the Company, and lead to delayed or reduced production, which will further affect the Company’s revenues and operating results.

(IV) The relocation of the factory resulted in risks in fluctuation of the gross profit margin of the products and the failure to meet the expected capacity with the new production line

In 2019, the Company started to relocate the GaAs production line from Beijing to Chaoyang, Liaoning and Baoding, Hebei, and re-hired the production staff. Due to the debugging of the production line and the low proficiency of the production staff, there were a large quantity of raw materials consumed and a low yield rate of GaAs substrates, and the original customer needed to re-verify the new production lines (to be completed around the first half of 2019). As a result, the operating costs were high, leading to large fluctuations in the gross profit margin of the Company’s GaAs substrates during the reporting period. According to simulation calculation, the increase in yield rate after the relocation of the production lines, the change in remunerations for the staff, the reduction in water and electricity costs, the redistribution of the production staff had an impact on the gross profit margin of GaAs substrates in 2020 and 2021 respectively, by 3.03% and 29.72%.

After the relocation of the GaAs production line, the InP substrates and germanium substrates need to assume a larger part of depreciation of fixed assets. Meanwhile, the Company has also reassigned the original GaAs substrate workshop staff in Beijing to InP substrate and germanium substrate workshops, and the idle production capacity of GaAs substrates has not been fully converted into the production capacity of InP substrate and germanium substrates, resulting in fluctuations in the gross profit margin of the Company's InP substrate and germanium substrate products to a certain extent.

The Company’s production lines in Chaoyang, Liaoning and Baoding, Hebei have improved the original production processes and enhanced the intelligence level. Although the foregoing production lines have been officially put into production, it will still take some time to adjust the new production line equipment and enhance the operating

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Exhibit 99.3

proficiency of the production staff. Thus, the Company’s production lines in Chaoyang, Liaoning and Baoding, Hebei are at the risk of not being able to achieve the design capacity stably, which may also result in fluctuations in the Company’s product gross profit margin to a certain extent.

(V) Operating risk in relation to germanium substrates

Germanium substrates are now mainly used in the field of space satellite solar energy. Before 2014, the world’s major companies with mass production capacity for germanium substrates were the Issuer and Umicore. As AXT fully relocated its germanium substrate production base to China, the Company’s germanium substrate products gradually withdrew from the aerospace market of U.S. Thus, Umicore now has a higher global market share than the Company in terms of germanium substrates.

Due to the continuous growth of the global aerospace field and the commercial satellite market, Yunnan Germanium and other domestic germanium material upstream manufacturers have also started to enter the downstream germanium substrate market since 2014. At present, the Company and Yunnan Germanium are the two major germanium substrate manufacturers in the domestic market. According to the 2021 annual report of Yunnan Germanium, in 2021, it produced 235,700 pieces of photovoltaic-grade germanium products (converted to 4 inches), and expanded its production capacity by 200,000 pieces of 6-inch germanium substrates. With the growth of Yunnan Germanium’s output and sales of germanium substrates, there was a fierce competition in the price of germanium substrates between the Company and Yunnan Germanium. In 2021, the average unit price of germanium substrates of the Company in the domestic market dropped from RMB2,890,400/piece to RMB2,262,300/piece, a decline of 7.89%. The entry of Yunnan Germanium and other domestic competitors has resulted in intensified competition in the germanium substrate market. If the Company is unable to maintain a competitive advantage in the production of the existing products and the development of new products, there is a risk that the Company’s share in the germanium substrate market will be reduced, the revenue or gross profit of the Company generated therefrom may be further decreased.

(VI) Risks arising from changes in regulatory policies of the industry

The Company mainly operates in China, and its production and operation shall comply with relevant Chinese laws and regulations on production safety, environmental

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Exhibit 99.3

protection, use of hazardous chemicals, etc. In 2003, gallium was included in the “Catalogue of Hazardous Chemicals”. In 2015, gallium arsenide was listed as a dangerous chemical by the State Administration of Work Safety. The continuous tightening of regulatory policies in the industry requires the Company to strengthen the management of production, to ensure the legality and compliance of its production and operation. If the Company and its subsidiaries fail to comply with the relevant laws and regulations, they may have to assume heavy liabilities or be subject to the suspension of relevant business due to the removal of hazardous waste, personal injury or administrative punishment. The occurrence of the foregoing events may have material adverse impact on the Company’s business, financial status and operating results.

(VII) Risks in technology renewal

In the development of semiconductor materials, with technological breakthroughs in silicon-based materials, there is a risk that gallium arsenide substrates may be replaced by SOIs (SOIs) in radio frequency devices and other application fields. SOIs have certain performance advantages over silicon substrates. Though the radio frequency devices manufactured with SOIs are not as good as products manufactured with gallium arsenide substrates in terms of power consumption, heat generation and transmission speed for the time being, their cost is lower than that of gallium arsenide substrates, and the former has partially substituted the latter in smart phone and other application fields. If the cost performance of SOIs or other new substrate products is further improved and gains broader recognition in the market, or is used in more application scenarios, the scope of application of III-V compound semiconductor substrate materials will be narrowed, which may have adverse impact on the Company’s business and operating results.

(VIII) Risks in market competition

The industry which the Company is engaged in has a high degree of market concentration. The III-V compound semiconductor substrate and germanium substrate products manufactured by the Company compete directly with Sumitomo, JX of Japan, Freiberger, Umicore and other international leading companies worldwide. All of the foregoing international competitors have strong R&D capabilities, technical reserves, sales channels and market reputation, and may also develop more advanced technologies and launch more competitive new products. Meanwhile, these competitors also have core

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Exhibit 99.3

technologies that are similar to the Company’s VGF technology.

With the continuous growth of the semiconductor terminal application market in China, the market of compound semiconductor materials has been developing rapidly, and new projects of III-V compound semiconductor materials are also emerging. The Company will face competitions from both international leading companies and new Chinese entrants, leading to the decline of prices of the Company’s products. If the Company is unable to deal with such competition effectively, the Company’s operating revenues, operating results and financial status will be affected adversely.

(IX) Risk in the loss of key personnel

The industry which the Company is engaged in is highly technology-intensive, and there is a large demand for professional talents, especially R&D personnel and outstanding management staff. With the continuous growth of market demand and the increasingly fierce competition in the industry, the competition for professional technical talents in the semiconductor materials industry has been intensifying. If the Company is unable to provide a better platform for development, salary packages that are more competitive in the market and good R&D conditions, the Company may be exposed to the risk of losing key personnel. The loss of key personnel of the Company will have adverse impact on its business.

(X) Risk in the leakage of core technologies

With the long-term technology R&D and process accumulation, the Company has owned a series of independent intellectual property rights and technical know-hows. The Company attaches much importance to the protection of its core technologies. However, if the network security system of the Company or its suppliers cannot avoid unauthorized accesses, complex network attacks, or the any intellectual property right or technical know-how of the Company is leaked due to the improper handling of sensitive data by the Company’s employees or suppliers, the Company’s reputation and competitive position may be seriously endangered, which will further affect the Company’s business development and operating results adversely.

VIII. Analysis of the Issuer’s market prospect

1. Global industrial transfer brings important opportunities for the development

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Exhibit 99.3

of China’s semiconductor industry

In the history, the global semiconductor industry chain has experienced two geographical industrial transfers. The first transfer was from the United States to Japan in the 1970s, and the second transfer was from Japan to South Korea and Taiwan, China in the 1980s. At present, the global semiconductor industry is in the process of transferring to the Chinese mainland. Semiconductor materials are still a relatively weak link in the semiconductor industry of China. Under the background of the transfer of the semiconductor industry to the Chinese mainland, the Chinese mainland, as the world’s largest semiconductor terminal application market, is expected to attract more domestic and foreign semiconductor companies to build their factories in the Chinese mainland, which will further enhance the overall development of the domestic compound semiconductor industry chain. It is expected that in the future, the supporting environment of the compound semiconductor industry chain in the Chinese mainland will be greatly improved, and the market share will keep expanding.

2. New opportunities brought by new demands generated by new applications

Although III-V compound semiconductor substrate materials have excellent performance, they have been limited by the small scale of the downstream application market and their high costs for a long time. As a result, their market scale is much smaller than that of silicon substrate materials. However, in recent years, a number of new application fields for III-V compound semiconductors have emerged, bringing incremental markets for substrate companies, such as Mini LED, Micro LED, wearable device sensors, automotive LIDAR, biometric lasers, etc. Such demands are all in the process of industrialization. Due to the low base of the III-V compound substrate market scale, the turnover of each of the foregoing markets will have a significant driving effect on the entire III-V semiconductor substrate market. Besides, for the inherent application field of III-V compound semiconductors, in the markets for optical modules in base stations and data centers, smart phones and base station radio frequency devices, the rapid development of 5G communications, big data and cloud computing has also brought new opportunities to the construction of 5G base stations, the construction of data centers and upgrade of 5G smartphone, all of which are great growth points in the III-V semiconductor substrate market.

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Exhibit 99.3

3. Technical features and advantages of the Issuer’s products

Since its incorporation, the Company has been insisting driving development with independent innovation, focusing on the R&D and innovation of new products, new technologies and new processes. With years of continuous R&D and process improvement, the Company has formed a profound technical accumulation.

As of June 30, 2022, the Company possesses 61 invention patents in total, including 52 domestic invention patents and 9 overseas invention patents. It also possesses a large number of know-hows of processes and formulations. The Company has formed an independent and controllable core technology system related to III-V compound semiconductor materials. Besides, the Company also boasts the “Specialized Novel SMEs of Beijing”, the national post-doctoral research station, Beijing Science and Technology Research and Development Institution, the 13th “Beijing Enterprise Technology Center” of Beijing and other qualifications and awards.

The Company has worked with major domestic colleges and scientific research institutions in the field of semiconductor materials, to jointly promote the industrialization of scientific and technological achievements and promote the in-depth integration of production, education and research. Relevant institutions that work with the Company include the Chinese Academy of Sciences, Massachusetts Institute of Technology, California Institute of Technology, Peking University, University of Science and Technology of China, Shanghai Jiao Tong University, Xiamen University, etc.

The Company’s existing products include indium phosphide substrates of 2-6 inches, gallium arsenide substrates of 1-8 inches, germanium substrates of 2-6 inches, PBN materials and high-purity gallium (with purity of 6N, 7N & 8N), etc. Its products are widely used in 5G communications, data centers, new-generation display, artificial intelligence, unmanned driving, wearable devices, aerospace and many other areas.

The commercial application of a new technology is a long process, which will often experience demonstration, trial production, mass production, promotion and other steps. As early as the stage of demonstration and application of 5G communications, data centers, new-generation display (Mini LED and Micro LED), unmanned driving and other technologies, the Company has already delivered prototypes of the products to downstream clients, colleges and other organizations. The Company has continuously communicated

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Exhibit 99.3

with downstream clients on product performance parameters, to accurately grasp client needs, and also predict the commercialization prospect of the new technology in advance, so as to seize opportunities in the market.

With reliable product quality and sound goodwill, the Company has become one of the most competitive companies in the III-V compound semiconductor material industry of the world. According to Yole’s statistics, in 2020, the market share of the Company’s indium phosphide substrate products ranked second in the world, and in 2019, the market share of the Company’s gallium arsenide substrate products ranked fourth in the world.

IX. Verification of the paid engagement of third-party agencies and individuals and other related activities

Based on the Opinions on Strengthening the Prevention and Control of Risks for Integrity Practices in the Engagement of Third Parties by Securities Companies in Investment Banking Business (Zheng Jian Hui Gong Gao [2018] No. 22), the Sponsor’s paid engagement of various third parties and individuals for the current sponsorship business (hereinafter referred to as “Third Parties”) and other related activities have been verified. Details are as follows:

1. Verification of the Sponsor’s paid engagement of Third Parties and other related activities

The Sponsor has not directly or indirectly engaged any Third Party with compensation in the current sponsorship business, and there is no undisclosed engagement of any Third Party.

2. Verification of the Issuer’s paid engagement of Third Parties and other related activities

The Sponsor has carried out a special inspection on the Issuer’s paid engagement of Third Parties and other related activities. Upon verification, the Issuer has directly or indirectly engaged other third parties with compensation in addition to the securities service agencies such as law firms, accounting firms and assets appraisal agencies that are required to be engaged for such projects according to law. Details are as follows:

To prepare the feasibility study report of the investment project with raised funds, the

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Exhibit 99.3

Issuer engaged Beijing S&P Consulting Co., Ltd. for relevant consulting services, and the Issuer has already paid RMB 226,600.

To translate the Company’s documents in foreign languages, the Issuer has engaged Beijing Tianyi Times Translation Co., Ltd. for translation services and for the presentation of relevant translation documents. The cost charged by Beijing Tianyi Times Translation Co., Ltd. engaged by the Company is calculated based on the number of times of translation and the contents of translation. As of the date of the Letter, the Issuer has already paid RMB 402,400.

Upon verification by the Sponsor, the Issuer’s relevant engagement behaviors comply with laws and regulations.

X. Sponsorship conclusion of the Sponsor for this Securities Offering and listing

As entrusted by Beijing Tongmei Xtal Technology Co., Ltd., Haitong Securities Co., Ltd. has acted as the Sponsor for the Company’s IPO and listing on the STAR Market. In line with industry-accepted business standards, ethics, and diligence, the Sponsor has conducted full due diligence and prudent verification on the Issuer’s issuance conditions, existing major problems and risks, development prospect, etc., performed stringent internal review procedures regarding the current issuance, and passed the review by the Core Committee of Haitong Securities.

The Sponsor hereby draws the following recommendation conclusion for the current issuance of the Issuer’s securities:

The Issuer abides by requirements for the IPO and listing on the STAR Market under the Company Law of the People’s Republic of China, the Securities Law of the People’s Republic of China, the Administrative Measures for Registration of IPO on the STAR Market (Trial), the Listing Rules for the STAR Market of the Shanghai Stock Exchange and other laws regulations and normative documents, there are no false records, misleading representations or major omissions in application documents for the issuance. Beijing Tongmei Xtal Technology Co., Ltd has sound internal management, standardized business operation and good development prospect, and has met the basic conditions for IPO and listing on the STAR Market. Therefore, the Sponsor agrees to recommend Beijing Tongmei

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Exhibit 99.3

Xtal Technology Co., Ltd to apply for IPO and listing on the STAR Market, and assume relevant sponsorship liabilities.

Appendix:

Special Power of Attorney for Representative of Sponsor from Haitong Securities Co., Ltd. in Respect of the IPO and Listing on the STAR Market of Beijing Tongmei Xtal Technology Co., Ltd

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Exhibit 99.3

(The following space is left blank intentionally, and is only for the signing and stamping of the Haitong Securities Co., Ltd.’s Sponsorship Letter for Offering in respect of Initial Public Offering and STAR Market Listing of Shares of Beijing Tongmei Xtal Technology Co., Ltd.)

Signature of the co-organizer:
XI Hua
July 4, 2022
Signature of the representative of the Sponsor:
ZHONG Zhuke WU Ting
July 4, 2022
Signature of the responsible person of the sponsorship business department:
JIANG Chengjun
July 4, 2022
Signature of the responsible person for internal review:
ZHANG Weidong
July 4, 2022
Signature of the responsible person for sponsorship business:
REN Peng
July 4, 2022
Signature of the general manager of the Sponsor:
LI Jun
July 4, 2022
Signature of the chairman and legal representative of the Sponsor:
ZHOU Jie
July 4, 2022
Sponsor: Haitong Securities Co., Ltd.
July 4, 2022

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Exhibit 99.3

Special Power of Attorney for Representative of Sponsor Issued by
 Haitong Securities Co., Ltd. in Respect of the IPO and Listing on the
STAR Market of Beijing Tongmei Xtal Technology Co., Ltd

As prescribed by the Administrative Measures for Securities Issuance and Listing Sponsorship Business and relevant documents, this company hereby designates ZHONG Zhuke and WU Ting as the sponsor’s representatives for the IPO and listing on the STAR Market of Beijing Tongmei Xtal Technology Co., Ltd., in charge of the due diligence sponsorship, continuous supervision and other sponsorship work for the Company’s listing. The co-organizer of the project is XI Hua.

It is hereby authorized.

Signature of the representative of the Sponsor:
ZHONG Zhuke WU Ting
Signature of the legal representative of the Sponsor:
ZHOU Jie

Sponsor: Haitong Securities Co., Ltd.

July 4, 2022

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